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Exhibit (d)(2)

CERTIFICATE NO. 1	SHARES 2,944

BLACKROCK PREFERRED OPPORTUNITY TRUST
Organized Under the Laws of The State of Delaware
Auction Market Preferred Shares—Series T7
$.001 Par Value Per Share
$25,000 Liquidation Preference Per Share

Cusip No.09249V 20 2

        This certifies that Cede & Co. is the owner of 2,944 fully paid and non-assessable shares of Auction Market Preferred Shares—Series T7, $.001 par value per share, $25,000 liquidation preference per share, of BlackRock Preferred Opportunity Trust (the "Trust") transferable only on the books of the Trust by the holder thereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the transfer agent and registrar.

        A statement in full, of all the designations, preferences, qualifications, limitations, restrictions and special or relative rights of the shares of each class authorized to be issued, will be furnished by the Trust to any shareholders upon request and without charge.

        IN WITNESS WHEREOF, the Trust has caused this Certificate to be signed by its duly authorized officers this 23rd day of April 2003.

THE BANK OF NEW YORK As Transfer Agent and Registrar		BLACKROCK PREFERRED OPPORTUNITY TRUST
By:		By:
	Authorized Signature		Vice President
		Attest:	Secretary

  FOR VALUE RECEIVED, ________________________ hereby sells, assigns and transfers unto ______________________________________________________________________

  _________________________________________________________________________________

  Shares represented by this Certificate, and do hereby irrevocably constitute and appoint _______________________________________ Attorney to transfer the said

  Shares on the books of the within named Trust with full power of substitution in the premises.

  Dated ________________________, _______

  In presence of

  _______________________________________,    _______________________________________

Shares of Auction Market Preferred Shares evidenced by this Certificate may be sold, transferred, or otherwise disposed of only pursuant to the provisions of the Trust's Amended and Restated Agreement and Declaration of Trust and the Trust's Statement of Preferences.

The Trust will furnish to any shareholder, upon request and without charge, the Trust's Amended and Restated Agreement and Declaration of Trust and a full statement of the designations, preferences, limitations and relative rights of the shares of each class or series of capital stock of the Trust authorized to be issued, so far as they have been determined, and the authority of the Board of Trustees to determine the relative rights and preferences of subsequent classes or series. Any such request should be addressed to the Secretary of the Trust.

  Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trust or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

CERTIFICATE NO. 1	SHARES 2,944

BLACKROCK PREFERRED OPPORTUNITY TRUST
Organized Under the Laws of The State of Delaware
Auction Market Preferred Shares—Series R7
$.001 Par Value Per Share
$25,000 Liquidation Preference Per Share

Cusip No. 09249V 40 0

        This certifies that Cede & Co. is the owner of 2,944 fully paid and non-assessable shares of Auction Market Preferred Shares—Series R7, $.001 par value per share, $25,000 liquidation preference per share, of BlackRock Preferred Opportunity Trust (the "Trust") transferable only on the books of the Trust by the holder thereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the transfer agent and registrar.

        A statement in full, of all the designations, preferences, qualifications, limitations, restrictions and special or relative rights of the shares of each class authorized to be issued, will be furnished by the Trust to any shareholders upon request and without charge.

        IN WITNESS WHEREOF, the Trust has caused this Certificate to be signed by its duly authorized officers this 23rd day of April 2003.

THE BANK OF NEW YORK As Transfer Agent and Registrar		BLACKROCK PREFERRED OPPORTUNITY TRUST
By:		By:
	Authorized Signature		Vice President
Attest:
Secretary

  FOR VALUE RECEIVED, ________________________ hereby sells, assigns and transfers unto ______________________________________________________________________

  _________________________________________________________________________________

  Shares represented by this Certificate, and do hereby irrevocably constitute and appoint _______________________________________ Attorney to transfer the said

  Shares on the books of the within named Trust with full power of substitution in the premises.

  Dated ________________________, _______

  In presence of

  _______________________________________,    _______________________________________

Shares of Auction Market Preferred Shares evidenced by this Certificate may be sold, transferred, or otherwise disposed of only pursuant to the provisions of the Trust's Amended and Restated Agreement and Declaration of Trust and the Trust's Statement of Preferences.

The Trust will furnish to any shareholder, upon request and without charge, the Trust's Amended and Restated Agreement and Declaration of Trust and a full statement of the designations, preferences, limitations and relative rights of the shares of each class or series of capital stock of the Trust authorized to be issued, so far as they have been determined, and the authority of the Board of Trustees to determine the relative rights and preferences of subsequent classes or series. Any such request should be addressed to the Secretary of the Trust.

  Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trust or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

CERTIFICATE NO. 1	SHARES 2,944

BLACKROCK PREFERRED OPPORTUNITY TRUST
Organized Under the Laws of The State of Delaware
Auction Market Preferred Shares—Series W7
$.001 Par Value Per Share
$25,000 Liquidation Preference Per Share

Cusip No.09249V 30 1

        This certifies that Cede & Co. is the owner of 2,944 fully paid and non-assessable shares of Auction Market Preferred Shares—Series W7, $.001 par value per share, $25,000 liquidation preference per share, of BlackRock Preferred Opportunity Trust (the "Trust") transferable only on the books of the Trust by the holder thereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the transfer agent and registrar.

        A statement in full, of all the designations, preferences, qualifications, limitations, restrictions and special or relative rights of the shares of each class authorized to be issued, will be furnished by the Trust to any shareholders upon request and without charge.

        IN WITNESS WHEREOF, the Trust has caused this Certificate to be signed by its duly authorized officers this 23rd day of April 2003.

THE BANK OF NEW YORK As Transfer Agent and Registrar		BLACKROCK PREFERRED OPPORTUNITY TRUST
By:		By:
	Authorized Signature		Vice President
Attest:
Secretary

  FOR VALUE RECEIVED, ________________________ hereby sells, assigns and transfers unto ______________________________________________________________________

  _________________________________________________________________________________

  Shares represented by this Certificate, and do hereby irrevocably constitute and appoint _______________________________________ Attorney to transfer the said

  Shares on the books of the within named Trust with full power of substitution in the premises.

  Dated ________________________, _______

  In presence of

  _______________________________________,    _______________________________________

Shares of Auction Market Preferred Shares evidenced by this Certificate may be sold, transferred, or otherwise disposed of only pursuant to the provisions of the Trust's Amended and Restated Agreement and Declaration of Trust and the Trust's Statement of Preferences.

The Trust will furnish to any shareholder, upon request and without charge, the Trust's Amended and Restated Agreement and Declaration of Trust and a full statement of the designations, preferences, limitations and relative rights of the shares of each class or series of capital stock of the Trust authorized to be issued, so far as they have been determined, and the authority of the Board of Trustees to determine the relative rights and preferences of subsequent classes or series. Any such request should be addressed to the Secretary of the Trust.

  Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trust or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

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BLACKROCK PREFERRED OPPORTUNITY TRUST Organized Under the Laws of The State of Delaware Auction Market Preferred Shares—Series T7 $.001 Par Value Per Share $25,000 Liquidation Preference Per Share
BLACKROCK PREFERRED OPPORTUNITY TRUST Organized Under the Laws of The State of Delaware Auction Market Preferred Shares—Series R7 $.001 Par Value Per Share $25,000 Liquidation Preference Per Share
BLACKROCK PREFERRED OPPORTUNITY TRUST Organized Under the Laws of The State of Delaware Auction Market Preferred Shares—Series W7 $.001 Par Value Per Share $25,000 Liquidation Preference Per Share